                                The Barrett Funds

                         Supplement dated April 18, 2006
        to the Statement of Additional Information dated October 28, 2005

The first  paragraph  under the  "Distribution  Plan"  section on page 39 of the
Statement of Additional Information is replaced with the following:

Distribution Plan

     The Board of  Trustees  has  adopted a  Distribution  Plan (the  "Plan") on behalf of the Fund, in  accordance  with Rule 12b-1 under the 1940 Act. The Fund is  authorized  under the Plan to use the  assets of the Fund to  reimburse  the
Adviser,  the Distributor or others for expenses incurred by such parties in the
promotion  and   distribution  of  the  shares  of  the  Fund.  The  Plan  is  a reimbursement  plan.  The  Plan  authorizes  the  use of  distribution  fees  to reimburse  expenses  including,  but not limited to, printing  prospectuses  and reports used for sales purposes, preparing advertising and sales literature, and other  distribution-related  expenses. The maximum amount payable under the Plan is 0.25% of the Fund's average net assets on an annual basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase  the cost of your  investment.  The plan is  intended  to,  among other things,  reimburse parties for expenses incurred in connection with the sales of
Fund shares and service to its shareholders,  and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios.  In addition,  a positive cash flow into the Fund is  useful in  managing  the Fund  because  the  Adviser  has more flexibility  in taking  advantage of new investment  opportunities  and handling shareholder redemptions.

               Please retain this Supplement for future reference.